U.S. SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                             ______________________

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                      Securities and Exchange Act of 1934

       Date of Report (Date of earliest event reported) October 17, 1997

                             TRIANGLE BANCORP, INC.

North Carolina                                          0-21346                     56-1764546
(State or other jurisdiction of incorporation)     (Commission File Number)    (IRS Employer Identification No.)

4300 Glenwood Avenue, Raleigh, North Carolina                 27612
  (Address of principal executive office)                   (Zip Code)

Registrant's telephone number, including area code      (919) 881-0455

Item 2. Acquisition or Disposition of Assets

        On October 2, 1997, Triangle Bancorp, Inc. (Triangle) completed its acquisition of Bank of Mecklenburg located in Charlotte, North Carolina. The transaction was a tax-free stock exchange of one share of Triangle common stock for each share of Bank of Mecklenburg stock. Bank of Mecklenburg will retain its name as a wholly-owned subsidiary of Triangle. The transaction was accounted for as a pooling of interests.

Item 7. Financial Statements Pro Forma Financial Information and Exhibits

a. & b. The acquisition and financial information of Bank of Mecklenburg were previously reported by Triangle on Form 8-K dated May 23, 1997.

c.      Exhibits

        10     Press Release regarding the acquisition

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                                   SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, Triangle Bancorp, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            TRIANGLE BANCORP, INC.
                                            ____________________________
                                                 (Registrant)

Date:  October 17, 1997                     By:  /s/ Debra L. Lee
                                                 _______________________
                                                 Chief Financial Officer


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                                 EXHIBIT INDEX


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10     Press Release regarding the acquisition                   5


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[Triangle Logo] TRIANGLE BANCORP                                  P.O. Box 19178
                                              Raleigh, North Carolina 27619-9178

NEWS RELEASE                                      For more information, contact:
                           Michael S. Patterson, Chairman, President and CEO, or
                                           Debra L. Lee, Chief Financial Officer
                                                    at (919) 881-0455 in Raleigh

    FOR IMMEDIATE RELEASE                                      October 2, 1997

                        TRIANGLE BANCORP ACQUISITION OF
                          BANK OF MECKLENBURG COMPLETE

     Raleigh, N.C...Triangle Bancorp (Triangle) completed its acquisition of Bank of Mecklenburg today, announced Michael S. Patterson, chairman and CEO of Triangle. The transaction was a tax-free stock for stock exchange of one share of Triangle common stock for each share of Bank of Mecklenburg stock. Bank of Mecklenburg will retain its name as a wholly-owned subsidiary of Triangle Bancorp and, as previously announced, R. Scott Anderson will serve as president and CEO of Bank of Mecklenburg.

     Triangle is the holding company for Triangle Bank, which operates 55 banking centers in eastern and south central North Carolina. With the acquisition of Bank of Mecklenburg with total assets of approximately $300 million, Triangle will reach total assets of nearly $1.5 million and will serve the Charlotte market with 3 banking centers.

     In September, Triangle announced an agreement in principle to purchase Coastal Leasing Corporation of Greenville, NC. Plans call for the equipment leasing company also to become a wholly-owned subsidiary of Triangle Bancorp following the signing of a definitive merger agreement later this month.

                                      ***

Ticker symbol: TRBC

www.trianglebank.com

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